UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2007

ICONIX BRAND GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10593	11-2481093
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1450 Broadway, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (212) 730-0030

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure

On Monday, December 3, 2007, management of Iconix Brand Group, Inc. (“Registrant”) will be presenting during a conference call in connection with the syndication of the loan facility contemplated by the previously disclosed November 14, 2007 commitment letter between the Registrant, Lehman Brothers Inc., Lehman Brothers Commercial Bank and Lehman Commercial Paper Inc. As previously disclosed, proceeds from the proposed loan would be used to finance the Registrant’s acquisition of the Starter® trademarks and intellectual property assets.

A copy of the presentation materials will be posted at the Registrant’s web site www.iconixbrand.com under the “investor relations” tab in advance of the conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICONIX BRAND GROUP, INC.
(Registrant)

By:	/s/ Neil Cole
Neil Cole
Chairman of the Board, President
and Chief Executive Officer

Dated: November 30, 2007